EXHIBIT 99.2
                                                                    ------------

                           PREMIER LASER SYSTEMS, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL INFORMATION


The following tables present summary historical information for Premier and OIS derived from financial statements. Premier's acquisition of OIS will be accounted for using the purchase method of accounting. Premier's fiscal year-end is March 31 and OIS' fiscal year-end is August 31. Following the acquisition, the fiscal year-end of OIS will be changed to March 31.

The unaudited pro forma consolidated condensed balance sheet as of September 30, 1999 gives effect to the acquisition as of that date and reflects the proposed issuance of Premier's common stock to the former OIS shareholders. The unaudited pro forma consolidated condensed statement of operations for the fiscal year ended March 31, 1999 presents the results for Premier and OIS as if the acquisition had occurred on April 1, 1998.

The unaudited pro forma consolidated condensed statement of operations for the six months ended September 30, 1999 presents the results for Premier and OIS as if the acquisition had occurred on April 1, 1999 and reflects the proposed issuance of Premier's common stock to the former OIS shareholders.

Pro forma adjustments to consolidate the financial position and results of operations of OIS with Premier were not necessary due to Premier's 51% ownership of the outstanding common stock of OIS prior to this transaction.

This unaudited pro forma financial information presented is based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma statement of operations does not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated, or what such results would be for any future periods. The unaudited pro forma financial statements are based upon assumptions and adjustments that we believe are reasonable. Assumptions regarding the value of Premier's common stock are based on the last reported sale price of the stock on the Nasdaq National Market on December 29, 1999 and may be materially different from the value of Premier's common stock at the time the merger is completed. The unaudited pro forma financial statements, and the accompanying notes, should be read in conjunction with the historical financial statements and related notes. In addition, the unaudited pro forma consolidated condensed financial information does not reflect certain cost savings that management believes may be realized following the acquisition. These savings are expected to be realized primarily through combining the operations of the companies and implementing Premier's management practices.


                                          PREMIER LASER SYSTEMS, INC.
                                       UNAUDITED PRO FORMA CONSOLIDATED
                                           CONDENSED BALANCE SHEET

                                              SEPTEMBER 30, 1999


                                                             Historical           Pro-Forma             Pro-Forma
                                                            Consolidated         Adjustments          Consolidated
                                                          ----------------    ----------------      ----------------
ASSETS

Current assets:
   Cash and cash equivalents                              $       321,684                           $       321,684
   Restricted cash                                              1,598,706                                 1,598,706
   Accounts receivable                                          2,704,532                                 2,704,532
   Allowance                                                   (1,956,473)                               (1,956,473)
   Inventories - gross                                         16,811,668                                16,811,668
   Allowance                                                  (10,191,838)                              (10,191,838)
   Prepaid expenses and other                                     760,674                                   760,674
                                                          ----------------    ----------------      ----------------


     Total current assets                                      10,048,953                                10,048,953

   Property and equipment, net                                  1,278,901                                 1,278,901
   Intangible assets, net                                      10,607,215     $     3,246,272(1)         13,853,487
   Other assets                                                   263,184                                   263,184
                                                          ----------------    ----------------      ----------------

                  Total assets                            $    22,198,253     $     3,246,272       $    25,444,525
                                                          ================    ================      ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                       $     3,846,467                           $     3,846,467
   Accrued compensation                                           999,741                                   999,741
   Accrued acquisition costs                                    1,074,068                                 1,074,068
   Accrued purchase commitments                                 1,180,050                                 1,180,050
   Accrued warranty                                               672,658                                   672,658
   Due to joint venture partner                                   549,194                                   549,194
   Unearned revenue                                               747,633                                   747,633
   Other accrued liabilities                                    2,174,483                                 2,174,483
                                                          ----------------    ----------------      ----------------
     Total current liabilities                                 11,244,294                                11,244,294
                                                          ----------------    ----------------      ----------------

   Convertible debentures, net                                  2,947,222                                 2,947,222
                                                          ----------------    ----------------      ----------------

Shareholders' equity:
   Common stock - Class A                                      90,645,135           3,810,272(1)         94,455,407
   Common stock - Class E-1                                     4,769,878                                 4,769,878
   Common stock - Class E-2                                     4,769,878                                 4,769,878
   Warrants and options                                         1,723,842                                 1,723,842
   Additional paid-in capital                                     400,000                                   400,000
   Accumulated deficit                                        (94,301,996)           (564,000)(1)       (94,865,996)
                                                          ----------------    ----------------      ----------------
                  Total shareholders' equity                    8,006,737           3,246,272            11,253,009
                                                          ----------------    ----------------      ----------------
                  Total liabilities and
                    shareholders' equity                  $    22,198,253     $     3,246,272       $    25,444,525
                                                          ================    ================      ================

                           PREMIER LASER SYSTEMS, INC.

                               UNAUDITED PRO FORMA
                             CONSOLIDATED CONDENSED
                                  BALANCE SHEET

                               SEPTEMBER 30, 1999


(1) Reflects adjustments to intangible assets and purchased in-process research and development based on their estimated fair values under the purchase method of accounting. The allocation of the aggregate purchase price below is preliminary. The final allocation will be based on a final appraisal that will be completed after the acquisition's completion and management's final evaluation.

                  Purchase price *                              $     3,810,272
                  Less: Intangible assets acquired                   (2,778,000)
                         Purchased in-process research and
                         development                                   (564,000)
                                                                ----------------
                  Goodwill                                      $       468,272
                                                                ================


* The purchase price assumes a $1.59 per share price for Premier's common stock at the time of the acquisition. This assumption is based on the last reported sale price of Premier's common stock on the Nasdaq National Market on December 29, 1999. The actual value of the stock may be materially different at the time the acquisition is completed. The purchase price also assumes the issuance of 2,264,914 shares of Premier's common stock to acquire all remaining outstanding shares of OIS' common stock that it does not already own. Additionally, the purchase price includes estimated direct acquisition costs in the aggregate amount of $200,000.


                                          PREMIER LASER SYSTEMS, INC.
                                       UNAUDITED PRO FORMA CONSOLIDATED
                                      CONDENSED STATEMENT OF OPERATIONS

                                          FOR THE FISCAL YEAR ENDED
                                               MARCH 31, 1999


                                                             Historical           Pro-Forma             Pro-Forma
                                                            Consolidated         Adjustments          Consolidated
                                                          ----------------    ----------------      ----------------
Net sales                                                 $    14,036,951                           $    14,036,951
Cost of sales                                                  13,661,526                                13,661,526
                                                          ----------------    ----------------      ----------------
     Gross profit                                                 375,425                                   375,425

Selling and marketing expenses                                  8,229,967                                 8,229,967
Research and development                                        4,974,470                                 4,974,470
General and administration                                      9,891,899     $       445,929(2)         10,337,828
Shareholder litigation                                          8,081,770                                 8,081,770
Purchased in-process research and development                           -             564,000(1)            564,000
Asset impairment charges                                          240,905                                   240,905
                                                          ----------------    ----------------      ----------------
     Loss from operations                                     (31,043,586)         (1,009,929)          (32,053,515)

Interest income                                                   202,877                                   202,877
                                                          ----------------    ----------------      ----------------

Net loss                                                  $   (30,840,709)    $    (1,009,929)      $   (31,850,638)
                                                          ================    ================      ================

Basic and diluted loss per share                          $         (2.11)                          $         (1.89)
                                                          ----------------                          ----------------

Weighted average shares                                        14,601,294                                16,866,208
                                                          ================                          ================


(1) Represents the purchased in-process research and development based on preliminary estimated fair values. The final allocation of the acquisition purchase price will be based upon a final evaluation report that will be completed subsequent to the acquisition's completion and management's final evaluation.

(2) Represents one year of amortization expense associated with the purchased intangible assets and goodwill. Such intangible assets are expected to have estimated useful lives ranging from four to 17.5 years.


                                          PREMIER LASER SYSTEMS, INC.
                                       UNAUDITED PRO FORMA CONSOLIDATED
                                      CONDENSED STATEMENT OF OPERATIONS

                                        FOR THE SIX MONTH PERIOD ENDED
                                              SEPTEMBER 30, 1999


                                                             Historical           Pro-Forma             Pro-Forma
                                                            Consolidated         Adjustments          Consolidated
                                                          ----------------    ----------------      ----------------
Net sales                                                 $     6,685,141                           $     6,685,141
Cost of sales                                                   4,172,855                                 4,172,855
                                                          ----------------    ----------------      ----------------
     Gross profit                                               2,512,286                                 2,512,286

Selling and marketing expenses                                  2,594,171                                 2,594,171
Research and development                                        2,451,266                                 2,451,266
General and administration                                      2,393,935     $       222,965(2)          2,616,900
Purchased in-process research and development                           -             564,000(1)            564,000
Reduction of previously recorded expenses                        (350,000)                                 (350,000)
                                                          ----------------    ----------------      ----------------
     Loss from operations                                      (4,577,086)           (786,965)           (5,364,051)

Interest expense                                                  520,595                                   520,595
Income tax expense                                                 (2,488)                                   (2,488)
                                                          ----------------    ----------------      ----------------

Net loss                                                  $    (5,095,193)    $      (786,965)      $    (5,882,158)
                                                          ================    ================      ================

Basic and diluted loss per share                          $         (0.34)                          $         (0.34)
                                                          ----------------                          ----------------

Weighted average shares                                        14,878,944                                17,143,858
                                                          ================                          ================


(1) Represents the purchased in-process research and development based on preliminary estimated fair values. The final allocation of the acquisition purchase price will be based upon a final evaluation report that will be completed subsequent to the acquisition's completion and management's final evaluation.

(2) Represents six months of amortization expense associated with the purchased intangible assets and goodwill. Such intangible assets are expected to have estimated useful lives ranging from four to 17.5 years.